UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2008

UCN, INC.

(Exact name of registrant as specified in its charter)

0-26917

(Commission File No.)

Delaware	87-0528557
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

7730 S. Union Park Ave., Suite 500, Midvale, Utah 84047

(Address of principal executive offices)

(801) 320-3300

(Registrant’s telephone number)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In a current report on Form 8-K dated February 18, 2008, UCN, Inc., reported that its management and Audit Committee of the Board of Directors received allegations of improper sales activities that led to a misallocation of revenue between UCN’s Telecom Segment and inContact Segment by its Executive Vice President of Global Alliances.

The independent investigators engaged by the Audit Committee have now completed the investigation. As a result, the Executive Vice President involved in the sales that were the subject of the investigation is no longer employed by UCN. Additionally, UCN has determined that the revenue and results of operations for a total of six user accounts previously included in the segment disclosure of UCN’s inContact segment in prior periods should have been included in UCN’s Telecom segment because, in substance, the revenue was substantially either long distance or still in a trial period for inContact.

Accordingly, on March 10, 2008, the Board of Directors concluded that no further reliance should be placed on the condensed consolidated financial statements of UCN filed with its quarterly reports on Form 10-Q for the quarters ended September 30, June 30, and March 31, 2007, and its consolidated financial statements for the year ended December 31, 2006, along with the related report of its independent accountant, filed with its annual report on Form 10-K for the year ended December 31, 2006.

The effects of the restatements of the consolidated financial statements are limited to the footnote disclosure of segment results and does not affect the consolidated statements of operations, consolidated balance sheets, consolidated statements of cash flows and consolidated statements of stockholders’ equity of UCN for the periods identified above.

The restatement will include the reallocation of the long distance charges, along with insignificant amounts of the inContact software and related service revenue, from these six accounts from the inContact segment to the Telecom segment.

UCN intends to file amendments to its reports on Form 10-Q for each of the fiscal quarters in 2007 to correct the segment information presented in the footnotes. The Company does not intend to file an amendment to its Form 10-K for the year ended December 31, 2006; rather the restatement of 2006 segment disclosures will be reflected in the Company’s filing of its Form 10-K for the year ended December 31, 2007.

The following summarizes the effect of the restatements:

Periods Ended September 30, 2007 and 2006 (in thousands)

	Three months ended September 30, 2007			Three months ended September 30, 2006
Telecom Segment	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
Revenue	$11,909	$1,292	$13,201	$16,274	$545	$16,819
Costs of revenue (excluding depreciation and amortization shown separately below)	8,184	883	9,067	10,812	358	11,170
Selling and promotion	1,319	116	1,435	2,003	48	2,051
General and administrative	2,164	235	2,399	2,353	81	2,434
Depreciation and amortization	660	36	696	1,362	16	1,378
Research and development	—	—	—	—	—	—

Loss from operations	$(418)	$22	$(396)	$(256)	$42	$(214)

	Three months ended September 30, 2007			Three months ended September 30, 2006
inContact Segment	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
Revenue	$7,719	$(1,292)	$6,427	$3,930	$(545)	$3,385
Costs of revenue (excluding depreciation and amortization shown separately below)	2,747	(883)	1,864	1,896	(358)	1,538
Selling and promotion	2,564	(116)	2,448	1,495	(48)	1,447
General and administrative	2,410	(235)	2,175	950	(81)	869
Depreciation and amortization	793	(36)	757	517	(16)	501
Research and development	674	—	674	260	—	260

Loss from operations	$(1,469)	$(22)	$(1,491)	$(1,188)	$(42)	$(1230)

	Three months ended September 30, 2007			Three months ended September 30, 2006
Consolidated	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
Revenue	$19,628	$—	$19,628	$20,204	$—	$20,204
Costs of revenue (excluding depreciation and amortization shown separately below)	10,931	—	10,931	12,708	—	12,708
Selling and promotion	3,883	—	3,883	3,498	—	3,498
General and administrative	4,574	—	4,574	3,303	—	3,303
Depreciation and amortization	1,453	—	1,453	1,879	—	1,879
Research and development	674	—	674	260	—	260

Loss from operations	$(1,887)	$—	$(1,887)	$(1,444)	$—	$(1,444)

UCN previously reported for the three months ended September 30, 2007, that inContact revenue includes $3.9 million of related long distance and voice and data revenue and $3.8 million of inContact technology services, and for the same period in 2006 includes $2.8 million of related long distance voice and data service revenue and $1.1 million of inContact technology services.

The restated inContact revenue for the three months ended September 30, 2007, includes $2.6 million of related long distance voice and data service revenue and $3.8 million of inContact technology services, and for the same period in 2006 includes $2.3 million of related long distance voice and data service revenue and $1.1 million of inContact technology services.

	Nine months ended September 30, 2007			Nine months ended September 30, 2006
Telecom Segment	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
Revenue	$38,425	$3,736	$42,161	$53,290	$741	$54,031
Costs of revenue (excluding depreciation and amortization shown separately below)	25,685	2,490	28,175	36,477	490	36,967
Selling and promotion	4,519	369	4,888	6,207	63	6,270
General and administrative	6,733	658	7,391	7,272	109	7,381
Depreciation and amortization	2,509	99	2,608	4,101	21	4,122
Research and development	1	—	1	—	—	—

Loss from operations	$(1,022)	$120	$(902)	$(767)	$58	$(709)

	Nine months ended September 30, 2007			Nine months ended September 30, 2006
inContact Segment	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
Revenue	$20,997	$(3,736)	$17,261	$10,504	$(741)	$9,763
Costs of revenue (excluding depreciation and amortization shown separately below)	7,910	(2,490)	5,420	5,294	(490)	4,804
Selling and promotion	7,316	(369)	6,947	4,341	(63)	4,278
General and administrative	5,703	(658)	5,045	2,513	(109)	2,404
Depreciation and amortization	2,231	(99)	2,132	1,521	(21)	1,500
Research and development	1,548	—	1,548	921	—	921

Loss from operations	$(3,711)	$(120)	$(3,831)	$(4,086)	$(58)	$(4,144)

	Nine months ended September 30, 2007			Nine months ended September 30, 2006
Consolidated	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
Revenue	$59,422	$—	$59,422	$63,794	$—	$63,794
Costs of revenue (excluding depreciation and amortization shown separately below)	33,595	—	33,595	41,771	—	41,771
Selling and promotion	11,835	—	11,835	10,548	—	10,548
General and administrative	12,436	—	12,436	9,785	—	9,785
Depreciation and amortization	4,740	—	4,740	5,622	—	5,622
Research and development	1,549	—	1,549	921	—	921

Loss from operations	$(4,733)	$—	$(4,733)	$(4,853)	$—	$(4,853)

UCN previously reported for the nine months ended September 30, 2007, that inContact revenue includes $11.5 million of related long distance and voice and data revenue and $9.5 million of inContact technology services, and for the same period in 2006 includes $7.8 million of related long distance voice and data service revenue and $2.7 million of inContact technology services.

The restated inContact revenue for the nine months ended September 30, 2007, includes $7.8 million of related long distance voice and data service revenue and $9.5 million of inContact technology services, and for the same period in 2006 includes $7.1 million of related long distance voice and data service revenue and $2.7 million of inContact technology services.

Periods Ended June 30, 2007 and 2006 (in thousands)

	Three months ended June 30, 2007			Three months ended June 30, 2006
Telecom Segment	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
Revenue	$12,768	$1,247	$14,015	$17,349	$160	$17,509
Costs of revenue (excluding depreciation and amortization shown separately below)	8,576	832	9,408	11,751	107	11,858
Selling and promotion	1,461	120	1,581	1,983	12	1,995
General and administrative	2,322	227	2,549	2,323	23	2,346
Depreciation and amortization	733	31	764	1,352	4	1,356
Research and development	—	—	—	—	—	—

Loss from operations	$(324)	$37	$(287)	$(60)	$14	$(46)

	Three months ended June 30, 2007			Three months ended June 30, 2006
inContact Segment	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
Revenue	$7,207	$(1,247)	$5,960	$3,619	$(160)	$3,459
Costs of revenue (excluding depreciation and amortization shown separately below)	2,552	(832)	1,720	1,829	(107)	1,722
Selling and promotion	2,641	(120)	2,521	1,449	(12)	1,437
General and administrative	1,842	(227)	1,615	900	(23)	877
Depreciation and amortization	762	(31)	731	513	(4)	509
Research and development	447	—	447	352	—	352

Loss from operations	$(1,037)	$(37)	$(1,074)	$(1,424)	$(14)	$(1,438)

	Three months ended June 30, 2007			Three months ended June 30, 2006
Consolidated	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
Revenue	$19,975	$—	$19,975	$20,968	$—	$20,968
Costs of revenue (excluding depreciation and amortization shown separately below)	11,128	—	11,128	13,580	—	13,580
Selling and promotion	4,102	—	4,102	3,432	—	3,432
General and administrative	4,164	—	4,164	3,223	—	3,223
Depreciation and amortization	1,495	—	1,495	1,865	—	1,865
Research and development	447	—	447	352	—	352

Loss from operations	$(1,361)	$—	$(1,361)	$(1,484)	$—	$(1,484)

UCN previously reported for the three months ended June 30, 2007, that inContact revenue includes $3.7 million of related long distance and voice and data revenue and $3.5 million of inContact technology services, and for the same period in 2006 includes $2.7 million of related long distance voice and data service revenue and $.9 million of inContact technology services.

The restated inContact revenue for the three months ended June 30, 2007, includes $2.5 million of related long distance voice and data service revenue and $3.5 million of inContact technology services, and for the same period in 2006 includes $2.6 million of related long distance voice and data service revenue and $.9 million of inContact technology services.

	Six months ended June 30, 2007			Six months ended June 30, 2006
Telecom Segment	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
Revenue	$26,517	$2,444	$28,961	$37,016	$196	$37,212
Costs of revenue (excluding depreciation and amortization shown separately below)	17,502	1,607	19,109	25,665	132	25,797
Selling and promotion	3,200	253	3,453	4,203	15	4,218
General and administrative	4,569	423	4,992	4,874	28	4,902
Depreciation and amortization	1,850	63	1,913	2,741	5	2,746
Research and development	—	—	—	—	—	—

Loss from operations	$(604)	$98	$(506)	$(467)	$16	$(451)

	Six months ended June 30, 2007			Six months ended June 30, 2006
inContact Segment	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
Revenue	$13,278	$(2,444)	$10,834	$6,574	$(196)	$6,378
Costs of revenue (excluding depreciation and amortization shown separately below)	5,163	(1,607)	3,556	3,398	(132)	3,266
Selling and promotion	4,752	(253)	4,999	2,847	(15)	2,832
General and administrative	3,293	(423)	2,870	1,604	(28)	1,576
Depreciation and amortization	1,438	(63)	1,375	1,003	(5)	998
Research and development	875	—	875	664	—	664

Loss from operations	$(2,243)	$(98)	$(2,341)	$(2,942)	$(16)	$(2,958)

	Six months ended June 30, 2007			Six months ended June 30, 2006
Consolidated	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
Revenue	$39,795	$—	$39,795	$43,590	$—	$43,590
Costs of revenue (excluding depreciation and amortization shown separately below)	22,665	—	22,665	29,063	—	29,063
Selling and promotion	7,952	—	7,952	7,050	—	7,050
General and administrative	7,862	—	7,862	6,478	—	6,478
Depreciation and amortization	3,288	—	3,288	3,744	—	3,744
Research and development	875	—	875	664	—	664

Loss from operations	$(2,847)	$—	$(2,847)	$(3,409)	$—	$(3,409)

UCN previously reported for the six months ended June 30, 2007, that inContact revenue includes $7.6 million of related long distance and voice and data revenue and $5.7 million of inContact technology services, and for the same period in 2006 includes $5.0 million of related long distance voice and data service revenue and $1.6 million of inContact technology services.

The restated inContact revenue for the six months ended June 30, 2007, includes $5.2 million of related long distance voice and data service revenue and $5.6 million of inContact technology services, and for the same period in 2006 includes $4.8 million of related long distance voice and data service revenue and $1.6 million of inContact technology services.

Periods Ended March 31, 2007 and 2006 (in thousands)

	Three months ended March 31, 2007			Three months ended March 31, 2006
Telecom Segment	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
Revenue	$13,749	$1,197	$14,946	$19,667	$36	$19,703
Costs of revenue (excluding depreciation and amortization shown separately below)	8,926	775	9,701	13,914	25	13,939
Selling and promotion	1,739	133	1,872	2,220	3	2,223
General and administrative	2,248	196	2,444	2,554	5	2,559
Depreciation and amortization	1,116	32	1,148	1,389	1	1,390
Research and development	—	—	—	—	—	—

Loss from operations	$(280)	$61	$(219)	$(410)	$2	$(408)

	Three months ended March 31, 2007			Three months ended March 31, 2006
inContact Segment	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
Revenue	$6,071	$(1,197)	$4,874	$2,955	$(36)	$2,919
Costs of revenue (excluding depreciation and amortization shown separately below)	2,611	(775)	1,836	1,569	(25)	1,544
Selling and promotion	2,111	(133)	1,978	1,398	(3)	1,395
General and administrative	1,451	(196)	1,255	704	(5)	699
Depreciation and amortization	676	(32)	644	490	(1)	489
Research and development	428	—	428	309	—	309

Loss from operations	$(1,206)	$(61)	$(1,267)	$(1,515)	$(2)	$(1,517)

	Three months ended March 31, 2007			Three months ended March 31, 2006
Consolidated	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
Revenue	$19,820	$—	$19,820	$22,622	$—	$22,622
Costs of revenue (excluding depreciation and amortization shown separately below)	11,537	—	11,537	15,483	—	15,483
Selling and promotion	3,850	—	3,850	3,618	—	3,618
General and administrative	3,699	—	3,699	3,258	—	3,258
Depreciation and amortization	1,792	—	1,792	1,879	—	1,879
Research and development	428	—	428	309	—	309

Loss from operations	$(1,486)	$—	$(1,486)	$(1,925)	$—	$(1,925)

UCN previously reported for the three months ended March 31, 2007, that inContact revenue includes $3.9 million of related long distance and voice and data revenue and $2.2 million of inContact technology services, and for the same period in 2006 includes $2.3 million of related long distance voice and data service revenue and $.7 million of inContact technology services.

The restated inContact revenue for the three months ended March 31, 2007, includes $2.8 million of related long distance voice and data service revenue and $2.1 million of inContact technology services, and for the same period in 2006 includes $2.2 million of related long distance voice and data service revenue and $.7 million of inContact technology services.

Year Ended December 31, 2006 and 2005 (in thousands)

	For the year-ended December 31, 2006			For the year-ended December 31, 2005
Telecom Segment	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
Revenue	$67,635	$1,893	$69,528	$76,433		$76,433
Costs of revenue (excluding depreciation and amortization shown separately below)	45,897	1,241	47,138	51,570	—	51,570
Selling and promotion	8,059	171	8,230	12,313	—	12,313
General and administrative	9,324	282	9,606	12,487	—	12,487
Depreciation and amortization	5,380	55	5,435	6,368	—	6,368
Research and development	—	—	—	—	—	—

Loss from operations	$(1,025)	$144	$(881)	$(6,305)	$—	$(6,305)

	For the year-ended December 31, 2006			For the year-ended December 31, 2005
inContact Segment	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
Revenue	$15,165	$(1,893)	$13,272	$5,154	$—	$5,154
Costs of revenue (excluding depreciation and amortization shown separately below)	7,558	(1,241)	6,317	2,633	—	2,633
Selling and promotion	5,989	(171)	5,818	828	—	828
General and administrative	3,740	(282)	3,458	756	—	756
Depreciation and amortization	2,077	(55)	2,022	829	—	829
Research and development	1,247	—	1,247	1,308	—	1,308

Loss from operations	$(5,446)	$(144)	$(5,590)	$(1,200)	$—	$(1,200)

	For the year-ended December 31, 2006			For the year-ended December 31, 2005
Consolidated	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
Revenue	$82,800	$—	$82,800	$81,587	$—	$81,587
Costs of revenue (excluding depreciation and amortization shown separately below)	53,455	—	53,455	54,203	—	54,203
Selling and promotion	14,048	—	14,048	13,141	—	13,141
General and administrative	13,064	—	13,064	13,243	—	13,243
Depreciation and amortization	7,457	—	7,457	7,197	—	7,197
Research and development	1,247	—	1,247	1,308	—	1,308

Loss from operations	$(6,471)	$—	$(6,471)	$(7,505)	$—	$(7,505)

UCN previously reported for the year ended December 31, 2006, that inContact revenue includes $11.2 million of related long distance and voice and data revenue and $4.0 million of inContact technology services, and for 2005 includes $3.9 million of related long distance voice and data service revenue and $1.3 million of inContact technology services.

The restated inContact revenue for the year ended December 31, 2006, includes $9.3 million of related long distance voice and data service revenue and $4.0 million of inContact technology services, and for 2005 includes $3.9 million of related long distance voice and data service revenue and $1.3 million of inContact technology services.

UCN is pursuing the preparation of amendments to its 2007 Form 10-Q reports, which it intends to file with the Securities and Exchange Commission before it files its annual report on Form 10-K for 2007. The annual report is due March 17, 2008. As a result of these developments, UCN expects it will file a notification of late filing on Form 12b-25 with the intention of filing its Form 10-K for year ended December 31, 2007 by April 1, 2008.

UCN is evaluating the effect of the matters discussed herein on management’s assessment of internal control over financial reporting as of December 31, 2007. The Audit Committee and authorized officers of UCN have discussed the matters disclosed herein with UCN’s independent accountant.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated March 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCN, INC.

Date: March 14, 2008	By:	/s/ Paul Jarman
Paul Jarman, Chief Executive Officer